Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report on Form 10-Q/A-1 (Amendment No. 1) (the "Report") of Amaru, Inc. (the "Company"), for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof, I, Chua Leong Hin, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Chua Leong Hin

President, Chief Executive Officer

August 15, 2013